EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-26965) pertaining to the Commerce Bancorp, Inc. 401(k) Retirement Plan of our report dated June 20, 2003, with respect to the financial statements and schedule of the Commerce Bancorp, Inc. 401(k) Retirement Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2002.

                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
June 25, 2003